SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 1, 2003


                Trust Certificates (TRUCs), Series 2001-4 Trust
                -----------------------------------------------
            (Exact name of registrant as specified in its charter)


          New York                      333-58504-04                       13-7307257
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(State or other jurisdiction            (Commission                     (I.R.S. employer
     of incorporation)                  file number)                   identification no.)

         c/o U.S. Bank Trust National Association
         100 Wall Street, Suite 1600
         New York, New York                                                      10005
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(Address of principal executive offices)                                       (Zip code)


Registrant's telephone number, including area code: (212)-272-9422
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                                      N/A
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         (Former name or former address, if changed since last report)


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     Item 7. Financial Statements, Pro-Forma Financial Information and
             Exhibits.

             (a)  Not Applicable.

             (b)  Not Applicable.

             (c)  Exhibits.

                  99.1 Trustee's Report in respect of the June 1, 2003 Distribution Date


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


                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Trust Certificates (TRUCs), Series 2001-4 Trust
                                By:  U.S. Bank Trust National Association,
                                     not in its individual capacity, but solely
                                     as Trustee on behalf of Trust Certificates
                                     (TRUCs), Series 2001-4 Trust


                                By:  /s/ Adam Berman
                                     ---------------

                                Name:  Adam Berman
                                Title: Trust Officer


Dated: June 2, 2003


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


                                 EXHIBIT INDEX


Exhibit                                                                   Page
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99.1  Trustee's Report in respect of the June 1, 2003 Distribution Date   5


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